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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  AUGUST 2, 1996


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
             U.S. CAN CORPORATION                         UNITED STATES CAN COMPANY
(Exact name of registrant as specified in its   (Exact named of registrant as specified in
                  charter)                                        its charter)

                   DELAWARE                                        DELAWARE
(State or other jurisdiction of incorporation)  (State or other jurisdiction or incorporation)

                   0-21314                                         33-43734
           (Commission File Number)                        (Commission File Number)

                  06-1094196                                      06-1145011
     (I.R.S. Employer Identification No.)            (I.R.S. Employer Identification No.)

              900 Commerce Drive                              900 Commerce Drive
          Oak Brook, Illinois 60521                       Oak Brook, Illinois 60521
   (Address of principal executive offices)        (Address of principal executive offices)

                (708) 571-2500                                  (708) 571-2500
(Registrant's telephone number, including       (Registrant's telephone number, including
                 area code)                                       area code)

                Not Applicable                                  Not Applicable
- ----------------------------------------------  ----------------------------------------------
(Former name or former address, if changed      (Former name or former address, if changed
        since last report.)                             since last report.)
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(Explanatory Note: United States Can Company is not required by Section 13 or
15(d) of the Exchange Act to file reports thereunder, but has agreed, pursuant to the Indenture under which its 13 1/2% Senior Subordinated Notes Due 2002 were issued, to file all reports required by Section 13 or 15(d) whether or not required by law.)
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On August 2, 1996, United States Can Company (the "Company") completed the acquisition of all of the outstanding stock of three related companies, CPI Plastics, Inc., CP Ohio, Inc. and CP Illinois, Inc. (collectively, "CPI"), engaged in manufacturing molded plastic drums and pails and poultry products at locations in Newnan, Georgia, Alliance, Ohio and Jerseyville, Illinois. To acquire the stock, the Company paid approximately $15 million in cash to the stockholders of CPI, subject to adjustment for the change in net working capital (as defined in the acquisition agreement) through the closing date, plus potential contingent payments in an amount not to exceed $1 million based upon CPI's financial performance for the years 1996 and 1997. The purchase price was established through negotiations between the Company and the CPI stockholders. This acquisition was financed with a borrowing under the acquisition facility provided as part of the Company's bank credit facilities with Bank of America Illinois and the other lenders included in the bank group. There is no material relationship between the former CPI stockholders and the Company or the Company's affiliates, or any director or officer of the Company, or any associate of any such director or officer. The Company intends to continue to use the assets of CPI in the manufacture of molded plastic drums and pails and poultry products. The foregoing description of the acquisition is qualified in its entirety by reference to the Stock Purchase Agreement filed as Exhibit 2.1 hereto and incorporated herein by this reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial statements of businesses acquired.

     It is impracticable at this time to provide the financial statements required by the instructions to Item 7 of this Form. These required statements will be filed as soon as practicable but in any event not later than October 16, 1996.

     (b) Pro forma financial information.

     It is impracticable at this time to provide the pro forma financial information required by the instructions to Item 7 of this Form. This required information will be filed as soon as practicable but in any event not later than October 16, 1996.

     (c) Exhibits.

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
Exhibit
 Number  Description of Document
- -------  -----------------------
  2.1 Stock Purchase Agreement, among the Company, CPI and the former CPI stockholders, dated as of August 2, 1996, together with a list briefly identifying the contents of all omitted schedules
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The registrant agrees to furnish supplementally a copy of any omitted schedule to the Stock Purchase Agreement to the Securities and Exchange Commission upon request.



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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              U.S. CAN CORPORATION



Date: August 9, 1996     By  /s/ TIMOTHY W. STONICH
                             ------------------------------------
                                     Timothy W. Stonich
                              Executive Vice President--Finance,
                             Chief Financial Officer and Secretary



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                             UNITED STATES CAN COMPANY



Date: August 9, 1996         By /s/ TIMOTHY W. STONICH
                               ---------------------------------------
                                  Timothy W. Stonich
                                Executive Vice President--Finance,
                                Chief Financial Officer and Secretary

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                                 EXHIBIT INDEX



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
  Exhibit
  Number         Description of Exhibit
  -------        ----------------------


  2.1 Stock Purchase Agreement, among the Company, CPI and the former CPI stockholders, dated as of August 2, 1996, together with a list briefly identifying the contents of all omitted schedules.

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